Exhibit 10.8

April 25, 2022

Ares Commercial Real Estate Management LLC
245 Park Avenue, 44th Floor
New York, NY 10167

This letter is intended to amend the terms of the Management Agreement dated April 25, 2012 (the “Original Management Agreement”), as amended by First Amendment to Management Agreement dated September 30, 2013 (the “First Amendment”) and further amended by Second Amendment to Management Agreement dated September 30, 2014 (the “Second Amendment”, together with the Original Management Agreement and the First Amendment the “Existing Management Agreement” and, as amended by this letter, the “Management Agreement”), by and between Ares Commercial Real Estate Corporation (“ACRE”) and Ares Commercial Real Estate Management LLC (the “Manager”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in existing Management Agreement.

For the purpose of calculating the Incentive Compensation pursuant to Section 6 of the Management Agreement, “Core Earnings” shall be defined to (i) exclude $2,384,815 of net income associated with the sale of the Marriott Westchester in the quarter ended March 31, 2022 and (ii) include $1,960,198 of net income associated with ACRE’s monetization of a portion of its interest rate hedges in the quarter ended March 31, 2022.

The Management Agreement, as amended hereby, is hereby ratified and confirmed by the parties. Except as expressly amended hereby, the Management Agreement shall continue in full force and effect. Any references to the “Management Agreement” or to the words hereof, hereunder or words of similar affect in the Existing Management Agreement shall mean the Existing Management Agreement as amended hereby. This letter amendment may be executed in one or more counterparts by some or all of the parties hereto, each of which counterpart shall be an original and all of which together shall constitute a single agreement.

This letter amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

Very truly yours,

ARES COMMERCIAL REAL ESTATE CORPORATION

		By:	/s/ Anton Feingold
		Name:	Anton Feingold
		Title:	General Counsel, Vice President and Secretary

ACKNOWLEDGED AND AGREED
AS OF THE DATE FIRST SET ABOVE

ARES COMMERCIAL REAL ESTATE MANAGEMENT LLC

By:	/s/ Anton Feingold
Name:	Anton Feingold
Title:	Authorized Signatory